                       Securities and Exchange Commission
                             Washington, D.C. 20549

                            Schedule 14A Information

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934


Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|


Check the appropriate box:
|_|  Preliminary Proxy Statement
|_|  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12


                      The Home-Stake Oil & Gas Company
                (Name of Registrant as Specified In Its Charter)


Payment of Filing Fee (Check the Appropriate box):
|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which
          transaction applies:..............................................N/A
     2)   Aggregate number of securities to which
          transaction applies:..............................................N/A
     3)   Per unit price or other underlying value of
          transaction computed pursuant to Exchange
          Act Rule 0-11 (Set forth the amount on which
          the filing fee is calculated and state how
          it was determined):...............................................N/A
     4)   Proposed maximum aggregate value of transaction:..................N/A
     5)   Total fee paid:...................................................N/A
|_|  Fee paid previously with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registrant statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:...........................................N/A
     2)   Form, Schedule or Registration Statement No.......................N/A
     3)   Filing party:.....................................................N/A
     4)   Date filed:.......................................................N/A

                          HOME-STAKE OIL & GAS COMPANY


                                    Notice of

                                      1998

                                 Annual Meeting

                               and Proxy Statement


                             YOUR VOTE IS IMPORTANT!

                   PLEASE PROMPTLY MARK, SIGN, DATE AND RETURN
                      YOUR PROXY IN THE ENCLOSED ENVELOPE.

                                Table of Contents



                                                                        Page

Notice of Annual Meeting..........................................        1
Proxy Statement...................................................        2
Introduction......................................................        2
Matters to be Considered and Vote Required........................        2
Revocability of Proxy.............................................        2
Specifications by a Stockholder...................................        2
Election of Directors.............................................        3
     Nominees.....................................................        3
     Continuing Directors.........................................        3
Principal Stockholders and Security Ownership of Management ......        4
Executive Officers of the Company.................................        5
Executive Compensation............................................        6
Certain Relationships and Related Transactions....................        7
Information Concerning the Board of Directors and
     Committees Thereof...........................................        7
Section 16(a) Beneficial Ownership Reporting Compliance...........        8
Amendment to the Certificate of Incorporation.....................        8
Voting Securities.................................................        8
Independent Auditors..............................................        9
Submission of Stockholder Proposals...............................        9
Proxy Solicitation................................................        9
Financial Statements..............................................        9
Other Matters.....................................................        9

                        THE HOME-STAKE OIL & GAS COMPANY
                         15 East 5th Street, Suite 2800
                              Tulsa, Oklahoma 74103
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             To Be Held June 1, 1998


To the Stockholders of The Home-Stake Oil & Gas Company:

     The Annual Meeting of the Stockholders of The Home-Stake Oil & Gas
Company, an Oklahoma corporation (the "Company"), will be held in the offices of the Company at 15 East 5th Street, Suite 2800, Tulsa, Oklahoma on Monday, June 1, 1998 at 9:00 a.m. local time, for the following purposes:

     (1) The election of two Directors to serve for the ensuing three-year term ending in 2001 or until their respective successors are duly elected and qualified;

     (2) Proposal to amend the Company's Restated and Amended Certificate of Incorporation to change the name of the Company to "Home-Stake Oil & Gas Company"; and

     (3) To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

     Only stockholders of record at the close of business on April 10, 1998, are entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof.

     All stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE AS PROMPTLY AS POSSIBLE. If you attend the meeting, you may revoke your proxy and vote your shares in person.

     If your shares are held of record by a broker, bank or other nominee and you wish to attend the meeting, you should obtain a letter from the broker, bank or other nominee confirming your beneficial ownership of the shares and bring it to the meeting. In order to vote your shares which are held of record by another person at the meeting, you must obtain from the record holder a proxy issued in your name.

                                             By Order of the Board of Directors,
                                             Chris K. Corcoran
                                             Secretary

Tulsa, Oklahoma
April 17, 1998

                        THE HOME-STAKE OIL & GAS COMPANY
                         15 East 5th Street, Suite 2800
                              Tulsa, Oklahoma 74103
                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                             To Be Held June 1, 1998

                                  INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of Management and the Board of Directors of The Home-Stake Oil & Gas Company, an Oklahoma corporation (the "Company"), for use at the Annual Meeting of the Stockholders of the Company to be held in the offices of the Company at 15 East 5th Street, Suite 2800, Tulsa, Oklahoma on Monday, June 1, 1998, commencing at 9:00 a.m. local time, and at any and all adjournments or postponements thereof. This Proxy Statement is first being mailed to stockholders on or about April 17, 1998.

                   MATTERS TO BE CONSIDERED AND VOTE REQUIRED

     Management and the Board of Directors intend to present for consideration at the Annual Meeting the following matters:

     (1) The election of two Directors to serve for the ensuing three-year term ending in 2001 or until their respective successors are duly elected and qualified;

     (2) Proposal to amend the Company's Restated and Amended Certificate of Incorporation to change the name of the Company to "Home-Stake Oil & Gas Company"; and

     (3) To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

     The presence in person or by proxy of the holders of a majority of the Company's outstanding shares of Common Stock will constitute a quorum. Votes withheld from nominees for directors, abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. The affirmative vote of a plurality of the Common Stock of the Company represented at the meeting (either in person or by proxy) is required to elect Directors. The affirmative vote of the holders of a majority of the Company's outstanding shares of Common Stock is required to amend the Company's Certificate of Incorporation. Abstentions from voting will be included for purposes of determining whether the requisite number of affirmative votes are received on any matters, other than the election of Directors, submitted to the stockholders for a vote. Therefore, an abstention will have the same effect as a vote against that matter. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter. Accordingly, a broker non-vote will have no effect on the election of Directors, but will have the same effect as a vote against Proposal number 2.

                              REVOCABILITY OF PROXY

     A stockholder giving a proxy has the power to revoke it at any time prior to its exercise at the Annual Meeting. A proxy may be revoked by delivering to the Secretary of the Company a written revocation of the proxy, by submitting a later dated proxy or by attending the Annual Meeting and electing to vote in person.

                         SPECIFICATIONS BY A STOCKHOLDER

     Properly executed proxies in the accompanying form which are given to the Secretary of the Company before the Annual Meeting and not revoked will be voted in accordance with the directions and specifications contained therein or, if no specifications are made, proxies will be voted FOR each of Management's nominees to the Board of Directors set forth herein, FOR the amendment to the Certificate of Incorporation and in the discretion of the proxy holder as to any other business which comes before the meeting.

                              ELECTION OF DIRECTORS

     The Certificate of Incorporation and the By-Laws of the Company currently provide for the election of seven Directors to constitute the Board of Directors and stagger the terms of the Directors into three classes with each Director to serve a term of three years following his election. Directors are elected at each Annual Meeting of Stockholders. The two current Directors whose terms expire on the date of the Annual Meeting, L.W. Allegood and Larry F. Grindstaff, have been nominated by the Board of Directors to continue to serve as members of the Board. Chris K. Corcoran, Ronald O. Gutman, Joseph J. McCain, Jr., Robert C. Simpson and I. Wistar Morris, III, whose terms have not yet expired, will continue to serve as Directors. Certain relevant information regarding the two nominees and the continuing Directors is set forth below.

     Each nominee named in the preceding paragraph has consented to serve as a Director. While it is not anticipated that any such nominees will be unable to serve, if any nominee should be unable to act as a Director, the persons named in the accompanying form of proxy may, unless authority to do so is withheld, vote for any additional nominee proposed by the Board of Directors. Unless authority to do so is withheld, the persons named in the accompanying form of proxy will vote the shares represented thereby FOR the following nominees:

                                    NOMINEES:

Name                  Age       Business Experience                   Expiration
                                                                        of Term
L. W. Allegood         69    Mr. Allegood has served as a Director of     2001
                             the Company since 1990. Mr.  Allegood is
                             President, General Manager, Director and
                             the   principal   shareholder   of  KSLO
                             Broadcasting  Co.,  Inc.  of  Opelousas,
                             Louisiana, a radio broadcasting company.
                             He has been with KSLO since 1952.

Larry F. Grindstaff    54    Mr.  Grindstaff  has served as President     2001
                             of   Grindstaff's,   Inc.   since  1971.
                             Grindstaff's,   Inc.  owns  a  chain  of
                             dry-cleaning  establishments  in  Tulsa,
                             Oklahoma. He is also involved in real estate and equipment leasing. He was a Director of the Company from February, 1987 until June, 1990 and was re-elected to the Board in 1994 to fill a vacated position.


     A brief description of the business experience of each continuing director is provided below:

                         CONTINUING DIRECTORS:

Name                  Age      Business Experience                    Expiration
                                                                        of Term
Chris K. Corcoran      46    Mr.   Corcoran,   a   Certified   Public     1999
                             Accountant, was elected as a Director of
                             the Company in 1992. Mr. Corcoran joined
                             the   Company  in  1981  as  Manager  of
                             Finance.  In  1988 he was  elected  Vice
                             President and Chief Financial Officer and in 1989 he also assumed the duties of Corporate Secretary. In 1993 he was promoted to Executive Vice President.
                             Prior to joining the Company, he was employed as an audit manager for Arthur
                             Young & Company (now Ernst & Young LLP), an independent accounting firm, where he dealt primarily with clients in the oil and gas industry.

Ronald O. Gutman       59    Mr.  Gutman has served as a Director  of     1999
                             the Company since February  1993.  Prior
                             to his  retirement  in  early  1994,  he
                             served  as  a  Vice   President  in  the
                             Equities  Division of  Goldman,  Sachs &
                             Co., an investment banking firm, in its Chicago, Illinois office.

Name                  Age      Business Experience                    Expiration
                                                                       of Term
I. Wistar Morris, III  55     Mr. Morris was elected a Director of the    1999
                              Company in April, 1996 to fill a vacated
                              position.   Since  1986,   he  has  been
                              President   and   Chairman   of   Morris
                              Investment Management Company, a private investment company in West Conshohocken,
                              Pennsylvania.

Joseph J. McCain,  Jr. 56     Mr. McCain was a partner in the law firm    2000
                              of Conner & Winters of Tulsa, Oklahoma from 1974 to 1991, and has been a stockholder in the law firm of Conner &
                              Winters, A Professional Corporation,  of
                              Tulsa, Oklahoma since 1991. Mr. McCain has served as a Director of the Company since 1982.

Robert C. Simpson      56     Mr.  Simpson  serves as the  Chairman of    2000
                              the Board,  Chief Executive  Officer and
                              President of the Company. Mr. Simpson joined the Company in 1976, was elected
                              Vice President in 1977, and served as Executive Vice President from 1980 until his election as President in 1984. He became Chief Executive Officer of the Company on January 1, 1990 and Chairman of the Board in 1992. He has served as a Director of the Company since 1975.

           PRINCIPAL STOCKHOLDERS AND SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth certain information as of April 10, 1998, relating to the beneficial ownership of the Company's common stock, par value $.01 per share (the "Common Stock"), by (i) any person known to the Company to own beneficially 5% or more of the outstanding shares of Common Stock, (ii) each Director and nominee for Director of the Company, (iii) each of the executive officers named in the Executive Compensation Table below, and (iv) all current executive officers and Directors of the Company as a group. Except as otherwise indicated, each of the persons named below is believed by the Company to be the direct owner and to possess sole voting and investment power with respect to the shares of Common Stock beneficially owned by such person.


                                              Number               Percentage
Name of Owner or Identity of Group          of Shares             of Shares(1)
----------------------------------          ---------             ---------
L. W. Allegood                                186,083 (2)              4.1
Chris K. Corcoran                                 637                    *
Larry F. Grindstaff                            22,341 (2)(3)             *
Ronald O. Gutman                               95,282 (2)(3)           2.1
Joseph J. McCain, Jr.                          24,312 (2)(4)             *
I. Wistar Morris, III                         614,928 (2)(5)          13.6
Robert C. Simpson                             159,960 (6)              3.5
Howard E. Gray                                     79                    *
Helen G. Trippet (7)                          498,447                 11.0
Flo Ann Norvell Living Trust (8)              226,958                  5.0
Russel S. Norvell Living Trust (8)            226,958                  5.0
All executive officers and Directors
    as a group (10 persons)                 1,104,904 (9)             23.9
-------------------------------------------

* Less than one percent.

(1) Shares of Common Stock which were not outstanding but which could be acquired by a person upon exercise of an option within sixty days of April 10, 1998 are deemed outstanding for the purpose of computing the percentage of outstanding shares beneficially owned by such person. Such shares, however, are not deemed to be outstanding for the purpose of computing the percentage of outstanding shares beneficially owned by any other person.

(2) Includes 20,000 shares subject to stock options which are currently exercisable at an exercise price of $4.50 per share.

(3) Includes 30 shares owned by each respective Director's wife. (4) Includes 100 shares owned by Mr. McCain's wife.

(5) Includes 144,664 shares owned by Mr. Morris' wife, 98 shares held for Mr. Morris' children and 12,165 shares over which Mr. Morris maintains discretionary authority. Mr. Morris' address is 234 Broughton Lane, West Conshohocken, Pennsylvania 19085.

(6) Includes 48,150 shares owned by Mr. Simpson's wife and 51,358 shares held by Mr. Simpson's dependent children.

(7)  The stockholder's address is 4632 South Victor, Tulsa, Oklahoma 74105.

(8)  The stockholder's address is P.O. Box 76, Mendocino, California 95460

(9) Includes 100,000 shares subject to stock options which are currently exercisable at an exercise price of $4.50 per share.

                        EXECUTIVE OFFICERS OF THE COMPANY

     The following table sets forth certain information regarding the executive officers of the Company. Officers are elected annually by the Board of Directors and serve at its discretion.

Name                  Age   Position

Robert C. Simpson     56        Director, Chairman of the Board, Chief Executive
                                Officer and President

Chris K. Corcoran     46        Director, Executive Vice President, Chief Finan-
                                cial Officer and Corporate Secretary

Gary W. Fisher        49        Vice President,  Administration  and Information
                                Systems

Howard E. Gray        58        Vice President, Operations

Barbara C. Long       42        Vice President, Land

     Mr. Simpson joined the Company in 1976, was elected Vice President in 1977, and served as Executive Vice President from 1980 until his election as President in 1984. He became Chief Executive Officer of the Company on January 1, 1990. He has served as a Director of the Company since 1975 and as Chairman of the Board since 1992. Mr. Simpson received a Bachelor of Mechanical Engineering degree from Cornell University in 1965 and is a Professional Engineer in the states of Georgia and Oklahoma.

     Mr. Corcoran is a Certified Public Accountant and joined the Company in 1981 as Manager of Finance. In 1988 he was elected Vice President and Chief Financial Officer and in 1989 he also assumed the duties of Corporate Secretary. Mr. Corcoran was elected as a Director of the Company in 1992 and he was promoted to Executive Vice President in 1993. Prior to joining the Company, he was employed as an audit manager for Arthur Young & Company (now Ernst & Young
LLP), an independent accounting firm, where he dealt primarily with clients in the oil and gas industry. Mr. Corcoran received Bachelors degrees in Accounting and Business Administration from Northeastern State College in 1973.

     Mr. Fisher joined the Company as Manager - Data Processing in 1980 and was elected Vice President, Administration and Information Systems in 1991. Prior to joining the Company, Mr. Fisher was a programmer with a Tulsa consulting firm and had previously worked several years in the banking industry. Mr. Fisher received a Bachelors degree in Business Management from Langston University in 1991.

     Mr. Gray joined the Company in 1990 as Engineering Manager and was promoted to Vice President, Operations in 1994. Prior to joining the Company, he held various drilling, production and reservoir engineering positions with major oil companies. Mr. Gray graduated in 1961 from Central State University in Edmond, Oklahoma with a B.S. Degree in Mathematics and Physics.

     Mrs. Long joined the Company in 1984 as Manager, Land Department. In August 1996, she was elected Vice President, Land. Mrs. Long was previously employed as Landman Supervisor of Energy Leasing Services, Inc. in Fort Smith, Arkansas.

                             EXECUTIVE COMPENSATION

     The following table sets forth the aggregate amount of all cash compensation paid or accrued by the Company during the years ended December 31, 1997, 1996 and 1995 to the CEO and to each of the most highly compensated executive officers whose aggregate compensation from the Company during 1997 exceeded $100,000:


                                                                          All
                                                                         Other
                                                                         Compen-
                                                        Salary   Bonus   sation
Name of Individual  Principal Position           Year     ($)     ($)      (1)
------------------  ------------------           ----  -------  -------  ------
Robert C. Simpson   CEO and President            1997  174,396   28,174   9,600
                                                 1996  163,265   31,552   9,000
                                                 1995  155,004   46,689   9,000

Chris K. Corcoran   Executive Vice President,    1997  111,048   19,334   7,987
                    Chief Financial Officer and  1996  103,352   18,230   7,834
                    Secretary                    1995   96,344   26,449   7,123

Howard E. Gray      Vice President, Operations   1997  102,494   16,704   7,325
                                                 1996   96,779   18,910   7,444
                                                 1995   85,835   25,867   6,442

--------------------------
(1) Consists of employer contributions to the 401(k) Plan on behalf of the named individuals.

Change in Control Severance Plan

     In 1998, the Board of Directors of the Company amended and restated The Home-Stake Oil & Gas Company Change in Control Severance Plan (the "Severance Plan"). The Severance Plan is designed to provide severance payments in the event that all or substantially all of the assets or stock of the Company are acquired by another party and, if by reason of such acquisition, an eligible employee's employment with the Company terminates and no reasonable alternative employment by the acquiring entity is offered. An "eligible employee" is an employee of the Company, other than Robert C. Simpson, who is receiving salary for personal services rendered to the Company or who would be receiving such remuneration except for a leave of absence.

     Under the Severance Plan, an eligible employee will not be entitled to severance pay after a change in control of the Company if the acquiring entity offers him or her a salary greater than or equal to 90% of his or her salary with the Company immediately prior to the change in control (exclusive of benefits) and such offer is either (i) at a location less than 50 miles from the location of his or her employment with the Company or (ii) he or she receives a reasonable transfer allowance.

     Eligible employees who have been employed by the Company for less than 5 years will be entitled to one-half months salary for each year of service as severance pay under the Severance Plan. Eligible employees who have been employed by the Company for five years or more will be entitled to one months salary for each year of service as severance pay. Department managers identified in the Severance Plan will receive, in addition to the severance payment based on the years of service, one year's compensation as part of the severance payment. The minimum payment under the Severance Plan is one month's salary and the maximum payment is the lesser of (i) three years' salary or (ii) $1.00 less than the amount which would result in a significant excise tax under the so-called "excess parachute payment" provisions of the Internal Revenue Code of 1986, as amended.

Employment Contract

     Robert C. Simpson has an employment agreement to serve as Chief Executive Officer and President of the Company. The agreement continues until terminated in accordance with its terms and conditions. Pursuant to the terms of such agreement, Mr. Simpson receives an annual base salary of not less than $150,000 together with other normal and customary executive officer benefits. The agreement provides that in the event of termination or constructive termination (due to a material reduction in functions, duties or responsibilities or a decrease in the base salary or in other benefits) of Mr. Simpson's employment for any reason other than his voluntary termination or termination by the Company for due cause, he will be entitled to receive (1) an amount equal to twice his most recent annual base salary and (2) an amount equal to the average annual bonus paid during the last three years. In the event of a constructive termination during or after a change in control of the Company, Mr. Simpson will also be entitled to receive an additional cash payment equal to his most recent annual base salary. None of the other executive officers of the Company has any arrangement or understanding with any person with respect to any future employment by the Company.

Director Compensation

     Employee directors receive no additional compensation for service on the Board of Directors. Non-employee directors receive an annual retainer of $10,000, payable in quarterly installments, and an additional fee of $500 for each "special" meeting attended. Non-employee directors also participate in The Home-Stake Oil & Gas Company 1997 Incentive Stock Plan, and on February 12, 1998 were each awarded non-qualified options to purchase 20,000 shares of Common Stock at an exercise price of $4.50 per share. All Directors are reimbursed by the Company for out-of-pocket expenses incurred in connection with their service on the Board of Directors and any Committee thereof.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     During 1997, I. Wistar Morris, III, a Director, entered into an oil participation agreement with the Company relating to a prospect the Company drilled and operated. This agreement was identical in all material respects to those entered into with unaffiliated venture partners and required these individuals, including Mr. Morris, to pay their proportionate share of the costs associated with the exploration, development and production of the prospect, including all promoted costs. The Company received aggregate payments totaling approximately $99,700 in 1997 from Mr. Morris for costs attributable to this agreement. Such prospect was unsuccessful and completed as a dry hole.

     The law firm of Conner & Winters, A Professional Corporation, regularly performs legal services as counsel to the Company. Joseph J. McCain, Jr., a Director of the company, is a shareholder and director of Conner & Winters.

                       INFORMATION CONCERNING THE BOARD OF
                        DIRECTORS AND COMMITTEES THEREOF

     The Board of Directors has established three standing committees to assist it in the discharge of its responsibilities: the Audit Committee, the Compensation Committee and the Nominating Committee. In addition to the eight Board meetings held in 1997, the Audit Committee held two meetings, the Compensation Committee held one meeting and the Nominating Committee did not meet. Each Director attended more than 75% of the aggregate number of meetings of the Board of Directors and the Committees on which he served. These three committees are as described below:

     The principal responsibilities of the Audit Committee consist of recommending the selection of independent auditors, reviewing the scope of the audit conducted by such auditors and the audit itself, and reviewing the Company's internal audit activities and matters concerning financial reporting, accounting and audit procedures and policies. The Audit Committee currently consists of Larry F. Grindstaff (Chairman), L. W. Allegood and I. Wistar Morris, III.

     The primary functions of the Compensation Committee are to review and make recommendations concerning compensation of executive officers and certain other employees. The Compensation Committee currently consists of Ronald O. Gutman (Chairman), L. W. Allegood, Larry F. Grindstaff, and I. Wistar Morris, III.

     The primary function of the Nominating Committee is to recommend to the Board of Directors the nominations of Directors. The Nominating Committee currently consists of L. W. Allegood (Chairman) and Ronald O. Gutman. The Company's Bylaws provide that nominations of candidates for election as directors of the Company may be made at a meeting of stockholders by or at the direction of the Board of Directors or by any stockholder entitled to vote at such meeting who complies with the advance notice procedures set forth therein. These procedures require any stockholder who intends to make a nomination for director at the meeting to deliver notice of such nomination to the Secretary of the Company not less than 60 days before the

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     meeting. The notice must contain all information about the proposed nominee as would be required to be included in a proxy statement soliciting proxies for the election of such nominee, including such nominee's written consent to serve as a director if so elected. If the chairman of the meeting determines that a person is not nominated in accordance with the nomination procedure, such nomination will be disregarded. The Company's Bylaws provide that the annual meeting of stockholders to be held each year will be on the third Monday in May or such other date and time as may be established by the Board of Directors.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission ("SEC") and to furnish the Company with a copy of such report. SEC regulations impose specific due dates for such reports, and the Company is required to disclose in this Proxy Statement any failure to file by these dates during or with respect to the Company's last fiscal year.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during or with respect to the fiscal year ended December 31, 1997 or prior years, all Section 16(a) filing requirements applicable to its officers, Directors and more than ten percent stockholders were complied with; except that I. Wistar Morris, III filed late one report with respect to one transaction involving the acquisition of shares in connection with the merger of The Home-Stake Royalty Corporation with and into the Company.

                  AMENDMENT TO THE CERTIFICATE OF INCORPORATION

                  Proposal to Change the Name of the Company to
                         "Home-Stake Oil & Gas Company"


     On February 5, 1998, the Board of Directors unanimously adopted a resolution recommending that the stockholders approve an amendment to the Company's Certificate of Incorporation to change the Company's name to "Home-Stake Oil & Gas Company". The text of the existing provision to be amended, and the proposed amendment, are set forth below:

EXISTING PROVISION                 PROPOSED AMENDMENT


ARTICLE 2 Article 2 of the Certificate of Incorporation will be amended as follows:

The name of the  Corporation is    The name of the Corporation is
The Home-Stake Oil & Gas Company.  Home-Stake Oil & Gas Company.

Most companies with which the Company conducts business do not recognize the word "The" as a part of the Company name, even when notified that is the case. Since January 1, 1998, the Company has conducted business in Oklahoma under the trade name "Home-Stake Oil & Gas Company". The Board believes this proposal provides for a more contemporary name of the Company and further distinguishes its activities following the recent merger of The Home-Stake Royalty Corporation with and into the Company from those prior to the merger.

           The Board of Directors urges you to vote FOR this Proposal.

                                VOTING SECURITIES

     The Company's Common Stock, which has a par value of $.01 per share, is currently the only class of authorized capital stock outstanding. The Company is authorized to issue 12,000,000 shares of Common Stock and 2,000,000 shares of Preferred Stock, par value $1 per share. A total of 4,517,363 shares of Common Stock are issued and outstanding and are entitled to vote at the meeting. Each stockholder is entitled to one vote for each share of Common Stock held. Pursuant to the By-Laws of the Company, the Board of Directors has fixed the close of business on April 10, 1998, as the record date for the Annual Meeting. Only stockholders of record at the close of business on that date are entitled to notice of or to vote at the meeting.

                              INDEPENDENT AUDITORS

     The Board of Directors has selected Ernst & Young LLP as the Company's independent auditors. Representatives of Ernst & Young LLP are expected to be present at the stockholders' meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

                       SUBMISSION OF STOCKHOLDER PROPOSALS

     Any stockholder proposal to be presented at the 1999 annual meeting should be directed to Chris K. Corcoran, Secretary of the Company, 15 East 5th St., Suite 2800, Tulsa, Oklahoma 74103, and must be received by the Company on or before December 18, 1998.

                               PROXY SOLICITATION

     This solicitation is made on behalf of the Board of Directors of the Company. The Company will bear the entire cost of preparing and mailing the Notice of Annual Meeting, Proxy Statement and the proxies. Officers and other employees of the Company (who will not receive additional compensation for doing so) may solicit proxies by letter, telephone, telegraph or otherwise.

                              FINANCIAL STATEMENTS

     This Proxy Statement is accompanied or has been preceded by the Company's annual report to stockholders for the year ended December 31, 1997. Stockholders are referred to the annual report for financial information, including audited financial statements, about the activities of the Company, but such report is not incorporated into this Proxy Statement and is not deemed to be part of the proxy soliciting material.

                                  OTHER MATTERS

     Management and the Board of Directors do not intend to present at the Annual Meeting any item of business other than as stated in the Notice of Annual Meeting of Stockholders. If, however, other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented thereby in accordance with their best judgment and discretionary authority to do so is included in the proxies.



     REMINDER: PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD TO ASSURE THAT ALL OF YOUR SHARES WILL BE VOTED. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" EACH OF THE NOMINEES AND "FOR" THE AMENDMENT TO THE CERTIFICATE OF INCORPORATION.



                                              By Order of the Board of Directors
                                              Chris K. Corcoran
                                              Secretary
Tulsa, Oklahoma
April 17, 1998

                                      PROXY
                        THE HOME-STAKE OIL & GAS COMPANY
                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned hereby appoints Robert C. Simpson and Chris K. Corcoran, or either of them, with full power of substitution, as Proxies of the undersigned, with all powers that the undersigned would possess if personally present to cast all votes that the undersigned would be entitled to vote at the Annual Meeting of Stockholders of The Home-Stake Oil & Gas Company (the "Company") to be held on Monday, June 1, 1998, in the offices of the Company at 15 East 5th Street, Suite 2800, Tulsa, Oklahoma, at 9:00 a.m., local time, and at any and all adjournments or postponements thereof, as indicated below.

     1.  Election of Directors.

     |_| FOR all nominees listed below for the terms shown (except as indicated to the contrary below).

          Name                               Expiration of Term
          L.W. Allegood                             2001
          Larry F. Grindstaff                       2001

     |_|  WITHHOLD  AUTHORITY  to  vote  for  all  the  nominees  listed  above.
          Instructions: To withhold authority to vote for any individual nominee or nominees, write their name(s) here:

          ----------------------------------------------------------------------

     2. Proposal to amend the Company's Restated and Amended Certificate of Incorporation to change the name of the Company to "Home-Stake Oil & Gas Company".

          |_| FOR   |_| AGAINST    |_| ABSTAIN

     3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

                (Continued and to be signed on the reverse side)

                           (Continued from other side)

     This Proxy, when properly executed, will be voted at the Annual Meeting or any adjournments or postponements thereof as directed herein by the undersigned stockholder. If no specifications are made, this Proxy will be voted FOR the nominees for directors and FOR the proposal described under number 2 above. This Proxy is revocable at any time before it is exercised.

 PLEASE MARK, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED ENVELOPE.
            NO POSTAGE IS REQUIRED FOR MAILING IN THE UNITED STATES.

                                        Dated: __________________, 1998


                                        ____________________________________
                                                    Signature(s)



                                        _____________________________________
                                                    Signature(s)



                                        IMPORTANT:  Please  date this  Proxy and
                                        sign exactly as your name appears to the
                                        left.   If  shares  are  held  by  joint
                                        tenants,  both should sign. When signing
                                        as  attorney,  executor,  administrator,
                                        trustee or  guardian,  please give title
                                        as such. If a  corporation,  please sign
                                        in full  corporate  name by president or
                                        other   authorized    officer.    If   a
                                        partnership, please sign in partnership name by authorized person.


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